Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”)

is made and entered into as of July 1, 2026 by and among ARS PHARMACEUTICALS OPERATIONS, INC., a Delaware corporation (the “Borrower”), ARS PHARMACEUTICALS, INC., a Delaware corporation (“Parent”), as a Guarantor, the Lenders party hereto and RA CAPITAL AGENCY SERVICES, LLC, as administrative agent for the Lenders (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).

WHEREAS, the Borrower, Parent, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of September 29, 2025 (the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 12.01 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by the Borrower or the applicable Loan Party and the Required Lenders and acknowledged by the Administrative Agent;

WHEREAS, the undersigned Lenders comprise all Lenders (including the Required Lenders) under the Credit Agreement; and

WHEREAS, the Borrower, Parent and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.
Amendments to Section 1.1.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms therein in the proper alphabetical order:

“First Amendment” means the First Amendment to the Agreement, dated as of the First Amendment Effective Date, among Parent, the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means July 1, 2026.

“[***] License” means the exclusive license granted to the Borrower under the Licensed Technology to Exploit the Licensed Products (as each such term is defined under the [***] License Agreement) pursuant to the [***] License Agreement.

“[***] License Agreement” means that certain License Agreement, dated as of the First Amendment Effective Date, by and between the Borrower and [***], as amended, supplemented, or otherwise modified in accordance with the terms hereof from time to time.

“[***] Milestone Payment” has the meaning given to the term “Milestone Payment” in the [***] License Agreement.

“[***] Royalty” has the meaning given to the term “Royalty” in the [***] License Agreement.

“[***] Upfront Payment” has the meaning given to the term “Upfront Payment” in the [***] License Agreement.

(b)
The definition of “Key Contracts” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the phrase “ and (b)” with the phrase “, (b)” and (ii) inserting the phrase “and (c) the [***] License Agreement.” at the end of the first sentence thereof.
(c)
The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting “the First Amendment,” immediately after the phrase “each Note,” in such definition.
(d)
The definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “or (y)” in such definition with the phrase “, (y) such Acquisition is the [***] License or (z)”.
3.
Amendment to Section 7.02. Section 7.02 of the Credit Agreement is hereby amended by inserting a new clause (o) immediately after clause (n) of such section as follows:

“(o) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), (x) an update on budgeted expenses to actual expenses of Parent and its Subsidiaries, and (y) written commentary providing a good faith estimate on any then-expected material changes to the budget, including a description of the key risks that could reasonably be expected to cause or result in material deviations from the business plan over the next two (2) quarters.”

4.
Amendment to Section 8.03. Section 8.03(k) of the Credit Agreement is hereby amended by replacing the phrase “or (ii)” in such clause with the phrase “, (ii) obligations in respect of the [***] Upfront Payment, [***] Milestone Payments and [***] Royalty in each case as required by and in accordance with the terms of the [***] License Agreement (as such [***] License Agreement exists as of the First Amendment Effective Date or as amended, supplemented or otherwise modified to the extent permitted under Section 8.12), or (iii)”.

5.
Amendment to Section 8.12. Section 8.12(e) of the Credit Agreement is

hereby amended by inserting the phrase “(provided that any amendment to the [***] License Agreement that increases the amount of any [***] Milestone Payment or [***] Royalty shall be deemed to be adverse to the Lenders in a material respect)” at the end of clause (ii) thereof.

6.
Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Administrative Agent, the Lenders, the Borrower and Parent of a counterpart signature of the other to this Amendment duly executed and delivered by the Required Lenders, the Administrative Agent, Parent and the Borrower.

7.
Post Closing. The Borrower agrees to deliver to the Administrative Agent and the Lenders, immediately after entering into this Amendment, duly executed copies of (i) the [***] License Agreement and (ii) that certain Common Interest Agreement to be entered into by and between the Borrower and [***], including all exhibits and schedules thereto and in each case in substantially the form delivered to the Administrative Agent and the Lenders prior to the date hereof.

8.
Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

9.
Representations and Warranties. Each of Parent and the Borrower represents and warrants to the Lenders, as of the effective date of this Amendment, as follows:

(a)
True, complete and correct copies of the [***] Collaboration Agreement and the [***] License Agreement, in each case, including all exhibits and schedules thereto, have been provided.

(b)
The representations and warranties of Parent, the Borrower and the other Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date.

(c)
No Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.

10.
No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

11.
Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, PARENT, THE BORROWER AND THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:
(a)
WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b)
FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c)
IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF

SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(d)
COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.
(e)
REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f)
ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

12. Counterparts; Governing Law. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ARS PHARMACEUTICALS OPERATIONS, INC.

as the Borrower

By:  /s/ Richard Lowenthal

Name:  Richard Lowenthal

Title:  Chief Executive Officer

ARS PHARMACEUTICALS, INC.

as Parent

By:  /s/ Richard Lowenthal

Name:  Richard Lowenthal

Title:  Chief Executive Officer

RAC SCF HOLDINGS I, LLC

as a Lender

By:  /s/ Jeremy Lack

Name:  Jeremy Lack

Title:  Manager

OCM IP HEALTHCARE PORTFOLIO LP, by its general partner, OCM IP HEALTHCARE PORTFOLIO G.P. INC.

as a Lender

By:  /s/ Brendan Rowaan

Name:  Brendan Rowaan

Title:  Vice President

By:  /s/ Danial K. Lam

Name:  Danial K. Lam

Title:  Vice President

ACKNOWLEDGED BY: RA CAPITAL AGENCY SERVICES, LLC as the Administrative Agent By: /s/ Adam Kaye Name: Adam Kaye Title: Manager